                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported: February 5, 2001

                        5 G WIRELESS COMMUNICATIONS, INC.
                              (Name of Registrant)

       Nevada                        33-18437                   82-0351882
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission                (IRS Employer
   of incorporation)                File Number)            Identification No.)

               2921 N. Tenaya Way, Suite 208, Las Vegas, NV 89128
                    (Address of principle executive offices)

Registrant's telephone number, including area code:    (702) 947-4877 ext. 234

                                  TESMARK, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

     No events to report.

Item 2.  Acquisition or Disposition of  Assets

     On December 1, 2000,  the Company  entered  into an  Acquisition  Agreement whereby the Company acquired from 5 G Partners, a Canadian Partnership, content, ideas and  proprietary  known business and business model to a Telecom  Wireless solutions in exchange for seventy four thousand (74,000) dollars and one hundred and fifty thousand (150,000) shares of common stock.

Item 3.  Bankruptcy or Receivership

     No event to report.

Item 4.  Changes in Registrant's Certifying Accountant

Item 5.  Other Matters

     At an Annual Meeting of Shareholders held at 2921 N. Tenaya Way, Suite 208,
Las Vegas, NV 89128 held on January 19, 2001, the shareholders:

          1- Approved and  amendment to the Articles of  Incorporation  changing the  corporate  name to:  5 G  WIRELESS  COMMUNICATIONS,  INC.

          2- Elected  directors to serve until the next annual  meeting or until their successors are duly qualified.

Item 6.  Resignation of Registrant's Directors

     The  Shareholders  elected Don F. Boudewyn , Michael Tan,  Curtis L. Mearns and Allen Schwabe as directors of the corporation.

Item 7.  Financial Statements and Exhibits

   a)  Financial Statements -  None

   b)  Exhibits

       3.(i)      Amendment to Articles of Incorporation
       10         Purchase Agreement
       99         Proxy Statement

Pursuant  to the  requirement  of the  Securities  Exchange  Act  of  1934,  the
registrant  has duly  caused  this  report  to be  signed  in its  behalf of the undersigned hereinto daily authorized. 5 G Wireless Communications, Inc formerly
Tesmark, Inc.

                                                     /S/ Don Boudewyn
                                                     --------------------
                                                     President

                                                     /S/ Allen Scwabe
                                                     --------------------
                                                     Secretary

Dated this 1st day of February 2001.

                               INDEX TO EXHIBITS

Exhibit
Number           Description
-------          ------------

 3.(i)           Amendment to Articles of Incorporation
 3.(ii)          Articles of Incorporation of Tesmark, Inc. (Incorporated by
                  reference to exhibit 3.(i) of the Company's Form 10-SB filed
                  December 14, 1999.
 10              Purchase Agreement
 99              Proxy Statement